                                                                EXHIBIT 10.29
_______________________________________________________________________________
                              REAL ESTATE MORTGAGE
               (FOR CONSUMER OR BUSINESS MORTGAGE TRANSACTIONS)
ELLORA CORPORATION
_______________________________________________________________________________
_________________________________________________________________ ("Mortgagor,"
whether one or more) mortgages, surveys and warrants to Bank One, Kenosha, NA.
                                                      _________________________
5522 - 6TH AVENUE, KENOSHA, WI 53140
_______________________________________________________________________________
_____________________________________________________________________("Lender")
in consideration of the sum of ONE MILLION AND NO/100
                              _________________________________________________
_____________________________________________________ Dollars ($1,000,000.00),
loaned or to be loaned to ELLORA CORPORATION
                         ______________________________________________________
_____________________________________________("Borrower," whether one or more), evidenced by Borrower's note(s) or agreement dated APRIL 7, 1995
                                                  _____________________________
____________________________, the real estate described below, together with all privileges, hereditaments, easements and appurtenances, all rents, leases, issues and profits, all claims, awards and payments made as a result of the exercise of the right of eminent domain, and all existing and future improvements and fixtures (all called the "Property").

1. DESCRIPTION OF PROPERTY. (The Property   is not  the homestead of Mortgagor.)
                                        ____________
                                       (is) (is not)
Tax Key #____________________________


/X/ If checked here, description easements or appears on attached sheet.
/ / If checked here, this Mortgage is a "construction mortgage" under Section
    409.313(f)(a) Wis. Stats.
/ / If checked here, Condominium Rider is attached.

     2. TITLE. Mortgagor warrants as to the Property, excepting only restrictions and easements of record, municipal and zoning ordinances,
current taxes and assessments not yet due and               n/a
                                             __________________________________
_______________________________________________________________________________
     3. ESCROW. Interest   will not    be paid on escrowed funds if an escrow is
                        _______________
                       (will) (will not)
required under paragraph 6(a) on the reverse side.

     4. ADDITIONAL PROVISIONS. Mortgagor agrees to the Additional Provisions on the reverse side, which are incorporated herein.

The undersigned acknowledges receipt of an exact copy of this Mortgage.
_______________________________________________________________________________
   NOTICE TO CUSTOMER IN A TRANSACTION GOVERNED BY  THE WISCONSIN CONSUMER ACT
(a) DO NOT SIGN THIS BEFORE YOU READ THE WRITING ON THE REVERSE SIDE, EVEN IF OTHERWISE ADVISED.
(b) DO NOT SIGN THIS IF IT CONTAINS ANY BLANK SPACES.
(c) YOU ARE ENTITLED TO AN EXACT COPY OF ANY AGREEMENT YOU SIGN.
(d) YOU HAVE THE RIGHT AT ANY TIME TO PAY IN ADVANCE THE UNPAID BALANCE DUE UNDER THIS AGREEMENT AND YOU MAY BE ENTITLED TO A PARTIAL REFUND OF THE FINANCE CHARGE.
_______________________________________________________________________________
Signed and Sealed APRIL 7, 1995
                 ________________________________
                              (Date)

ELLORA CORPORATION                          (SEAL)
__________________________________________________
                     Corporation
                (Type of Corporation)
By /s/ J. STANLEY GILBERT
   _______________________________________________
PRESIDENT
__________________________________________________
J. STANLEY GILBERT
__________________________________________________
By                                          (SEAL)
__________________________________________________
*_________________________________________________
____________________________________________(SEAL)
*_________________________________________________
____________________________________________(SEAL)
*_________________________________________________
____________________________________________(SEAL)
*_________________________________________________
- ------------AUTHENTICATION------------OR------------ACKNOWLEDGEMENT------------
Signatures of_____________________________________
__________________________________________________
__________________________________________________
__________________________________________________
authenticated this _____day of____________, 19____
__________________________________________________
__________________________________________________
Title: Member of State Bar of Wisconsin of________
authorized under Section 706.08. Wis. Stats.
___________________________________________
The instrument was drafted by
Bank One, Kenosha, NA
___________________________________________
*Type or print name signed above

STATE OF WISCONSIN
County of KENOSHA   ss.
         ___________

This instrument was acknowledged before me on APRIL 7
                                             ______________,
1995 by  J. STANLEY GILBERT
  ____    __________________________________________________
____________________________________________________________
                        (Name(s) of person(s))
as PRESIDENT
____________________________________________________________
           (Type of authority, e.g., above, signature)
at ELLORA CORPORATION
____________________________________________________________
       (Name of party or parties or services, if any)
/s/ BRENDA K. THOMPSON
____________________________________________________________
*                       Brenda K. Thompson
____________________________________________________________
Notary Public KENOSHA                           County, Wis.
             ___________________________________
My Commission (Expires)(is)   June 14, 1998
                          __________________________________

_____________________________________
           DOCUMENT NUMBER
               088507
MORTGAGE
           R E C O R D E D
at Kenosha County, Kenosha, WI 53140
Louisa 1 Principal Register of Deeds
on 4/12/1995 at 12:34 PM
950037359 $14.00
_____________________________________
Return To
Bank One, Kenosha, NA
5522 - 6th Ave
Kenosha, WI 53140
_____________________________________


          ACKNOWLEDGEMENT

STATE OF WISCONSIN          )
County of KENOSHA           )
          _________________

This instrument was acknowledged before me on APRIL 7,
                                              ______________
1995, by J. STANLEY GILBERT
  __     ___________________________________________________
____________________________________________________________
               (Name(s) or person(s))

as PRESIDENT
   _________________________________________________________
   (Type of authority, e.g. officers, trustees, etc. if any)

of ELLORA CORPORATION
   _________________________________________________________
        (Name of party on behalf of whom agreement
                    was executed, if any)

                 /s/ Brenda K. Thompson
____________________________________________________________
                   Brenda K. Thompson
____________________________________________________________
Notary Public       KENOSHA                     County, Wis.
              ______________________________

                            ADDITIONAL PROVISIONS

    5. MORTGAGE AS SECURITY. This Mortgage secures prompt payment to Lender of (a) the sum stated in the first paragraph of this Mortgage, plus interest and charges according to the terms of the promissory notes or agreement of Borrower to Lender identified on the reverse side, and any extensions, renewals or modifications signed by any Borrower of such promissory notes or agreement, (b) to the extent not prohibited by the Wisconsin Consumer Act (i) any additional sums which are in the future loaned by Lender to any Mortgagor, to any Mortgagor and another or to another guaranteed or endorsed by any Mortgagor, (c) all interest and charges, and (d) to the extent not prohibited by law, all costs and expenses of collection or enforcement (all called the "Obligations"). This Mortgage also secures the performance of all covenants, conditions and agreements contained in this Mortgage. Unless otherwise required by law, Lender will satisfy this Mortgage upon request by Mortgagor if (a) the Obligations have been paid according to their terms, (b) any commitment to make future advances secured by this Mortgage has terminated,
(c) Lender has terminated any line of credit under which advances are to be secured by this Mortgage, and (d) all other payments required under this Mortgage and the Obligations and all other terms, conditions, covenants, and agreements contained in this Mortgage and the documents evidencing the Obligations have been paid and performed.

     6. TAXES. To the extent not paid to Lender under paragraph 8(a), Mortgagor shall pay before they become delinquent all taxes, assessments and other charges which may be levied or assessed against the Property, or against Lender upon this Mortgage or the Obligations or other debt secured by this Mortgage, upon Lender's interest in the Property, and deliver to Lender receipts showing timely payment.

     7. INSURANCE. Mortgagor shall keep the improvements on the Property insured against direct loss or damage occasioned by fire, extended coverage perils and such other hazards as Lender may require, through Insurers approved by Lender, in amounts, without co-insurance, not less than the unpaid balance of the Obligations or the full replacement value, whichever is less, and shall pay the premiums when due. The policies shall contain the standard mortgage clause in favor of Lender and, unless Lender otherwise agrees in writing, the original of all policies covering the Property shall be deposited with Lender. Mortgagor shall promptly give notice of loss to insurance companies and Lender. All proceeds from such insurance shall be applied, at Lender's option, to the Property. In the event of foreclosure of this Mortgage or other transfer of title to the Property. In extinguishment of the indebtedness secured hereby, all right, title, and interest of Mortgagor in and to any insurance then in force shall pass to the purchaser or grantee.

     8. MORTGAGOR'S COVENANTS. Mortgagor covenants:

        (a) ESCROW. To pay Lender sufficient funds at such times as Lender designates, if an escrow is required by Lender to pay (1) the estimated annual real estate taxes and assessments on the Property, (2) all property insurance premiums when due, and (3) if payments owned under the Obligations are guaranteed by mortgage guaranty insurance, the premiums necessary to pay for such insurance which Lender may cancel at any time. Upon demand, Mortgagor shall pay Lender such additional sums as are necessary to pay these items in full when due. Lender shall apply these amounts against the taxes, assessments and insurance premiums when due. Escrowed funds may be commingled with Lender's general funds:

        (b) CONDITION AND REPAIR. To keep the Property in good and tenantable condition and repair, and to restore or replace damaged or destroyed improvements and fixtures.

        (c) LIENS. To keep the Property free from liens and encumbrances superior to the lien of this Mortgage and net described in paragraph 2 on the reverse side:

        (d) OTHER MORTGAGES. To perform all of Mortgagor's obligations and duties under any other mortgage or security agreements on the Property and any obligation to pay secured by such mortgage or security agreement:

        (e) WASTE. Not to commit waste or permit waste to be committed upon the Property:

        (f) CONVEYANCE. Not to sell, assign, lease, mortgage, convey or otherwise transfer any legal or equitable interest in all or part of the Property, or permit the same to occur without the prior written consent of the Lender and, without notice to Mortgagor, Lender may deal with any transferee as to his interest in the same manner as with Mortgagor, without in any way discharging the liability of Mortgagor under this Mortgage or the Obligations:

        (g) ALTERATION OR REMOVAL. Not to remove, demolish or materially alter any part of the Property, without Lender's prior written consent, except Mortgagor may remove a fixture, provided the fixture is promptly replaced with another fixture of at least equal utility:

        (h) CONDEMNATION. To pay to Lender all compensation received for the taking of the Property, or any part, by condemnation proceeding (including payments in compromise of condemnation proceedings), and all compensation received as damages for injury to the Property, or any part. The compensation shall be applied in such manner as Lender determines to rebuilding of the Property or to the Obligations in the inverse order of their maturities (without penalty for prepayment):

        (i) INSPECTION. Lender and its authorized representatives may enter the Property at reasonable times to inspect it, and at Lender's option to repair or restore the Property and to conduct environmental assessments and audits of the Property:

        (j) ORDINANCES. To comply with all laws, ordinances and regulations affecting the Property; and

        (k) SUBROGATION. That the Lender is subrogate to the lien of any mortgage or other lien discharged, in whole or in part, by the proceeds of the note(s) or agreement identified on the reverse side.

    9. ENVIRONMENTAL LAWS. Mortgagor represents, warrants and covenants to Lender (a) that during the period of Mortgagor's ownership or use of the Property no substance has been, is or will be present, used, stored, deposited, treated, recycled or disposed of on, uncertain or about the Property in a form, quantity or manner which if known to be present on, under, in or about the Property would require clean-up, removal or some other remedial action ("Hazardous Substance") under any federal, state, or local laws, regulations, ordinances, codes or rules ("Environmental Laws"); (b) that Mortgagor has no knowledge, after due inquiry, of any prior use or existence of any Hazardous Substance on the Property by any prior owner of or person using the Property; (c) that, without limiting the generality of the foregoing, Mortgagor has no knowledge, after due inquiry, that the Property contains asbestos, polychlorinated biphenyl components (PCBs) or underground storage tanks; (d) that there are no conditions existing currently or likely to exist during the term of this Mortgage which would subject Mortgagor to any damages, penalties, injunctive relief or clean-up costs in any governmental or regulatory action or third-party claims relating to any Hazardous
Substance; (e) that Mortgagor is not subject to any court or administrative proceeding, judgment, decree, order or citation relating to any Hazardous Substance; and (f) that Mortgagor in the past has been, at the present is, and in the future will remain in compliance with all Environmental Laws. Mortgagor shall indemnify and hold harmless Lender, its directors, officers, employees and agents from all loss, cost (including reasonable attorneys' fees and legal expenses), liability and damage whatsoever directly or indirectly resulting from, arising out of, or based upon (i) the presence, use, storage, deposit, treatment, recycling or disposal, at any time, of any Hazardous Substance on, under, in or about the Property, or the transportation of any Hazardous Substance to or from the Property, (ii) the violation or alleged violation of any Environmental Law, permit, judgment or license relating to the presence, use, storage, deposit, treatment, recycling or disposal of any Hazardous Substance on, under, in or about the Property, or the transportation of any Hazardous Substance to or from the Property, or
(iii) the imposition of any governmental lien for the recovery of environmental clean-up costs expended under any Environmental Law. Mortgagor shall immediately notify Lender in writing of any governmental or regulatory action or third-party claim instituted or threatened in connection with any Hazardous Substance on, in, under or about the Property.

  10. AUTHORITY OF LENDER TO PERFORM FOR MORTGAGOR. If Mortgagor fails to perform any of Mortgagor's duties set forth in this Mortgage, Lender may after giving Mortgagor any notice and opportunity to perform which are required by law, perform the duties or cause them to be performed, including without limitation signing Mortgagor's name or paying any amount so required, and the cost shall be due on demand and secured by this Mortgage, bearing interest at the highest rate stated in any document evidencing an Obligation, but not in excess of the maximum rate permitted by law, from the date of expenditure by Lender to the date of payment by Mortgagor.

   11. DEFAULT, ACCELERATION; REMEDIES. If (a) there is a default under any Obligation secured by this Mortgage, or (b) Mortgagor fails timely to observe or perform any of Mortgagor's covenants or duties contained in this Mortgage, then, at the option of Lender each Obligation will become immediately payable unless notice to Mortgagor or Borrower and an opportunity to cure are required by Section 425.105, Wis. Stats., or the document evidencing the Obligation and, in that event, the Obligation will become payable if the default is not cured as provided in that statute or the document evidencing the Obligation or as otherwise provided by law. If Lender exercises its option to accelerate, the unpaid principal and interest owed on the Obligation, together with all sums paid by Lender as authorized or required under this Mortgage or any Obligation, shall be collectible in a suit at law or by foreclosure of this Mortgage by action, or both, or by the exercise of any other remedy available at law or equity.

   12. WAIVER. Lender may waive any default without waiving any other subsequent or prior default by Mortgagor.

   13. POWER OF SALE. In the event of foreclosure, Lender may sell the Property at public sale and execute and deliver to the purchasers deeds of conveyance pursuant to statute.

   14. ASSIGNMENT OF RENTS AND LEASES. Mortgagor assigns and transfers to Lender, as additional security for the Obligations, all rents which become or remain due or are paid under any agreement or lease for the use or occupancy of any part or all of the Property. Until the occurrence of an event of default under this Mortgage or any Obligation, Mortgagor has the right to collect the rents, issues and profits from the Property, but upon the occurrence of such an event of default, and the giving of notice by Lender to Mortgagor declaring that constructive possession of the Property is in Lender, Mortgagor's license to collect is terminated and Lender shall be entitled to such rents, issues and profits and may, after giving Mortgagor any notice and opportunity to perform required by law, notify any or all tenants to pay all such rents directly to Lender. All such payments shall be applied in such manner as Lender determines to payments required under this Mortgage and the Obligations. This assignment shall be enforceable and Lender shall be entitled to take any action to enforce the assignment (including notice to the tenants to pay directly to Lender or the commencement of a foreclosure action) without seeking or obtaining the appointment of a receiver or possession of the Property.

   15. RECEIVER. Upon the commencement or during the pendency of an action to foreclose this Mortgage, or enforce any other remedies of Lender under it, without regard to the adequacy or inadequacy of the Property as security for the Obligations, Mortgagor agrees that the court may appoint a receiver of the Property (including homestead interest) without bond, and may empower the receiver to take possession of the Property and collect the rents, issues and profits of the Property and exercise such other powers as the court may grant until the confirmation of sale, and may order the rents, issues and profits, when so collected, to be held and applied as the court may direct.

   16. FORECLOSURE WITHOUT DEFICIENCY JUDGMENT. If the Property is a one-to-four family residence that is owner-occupied at the commencement of a foreclosure, a farm, a church or owned by a tax exempt charitable organization, Mortgagor agrees to the provisions of Section 846.101. Wis. Stats., and as the same may be amended or renumbered from time to time permitting Lender, upon waiving the right to judgment for deficiency, to hold the foreclosure sale of real estate of 20 acres or less six months after a foreclosure judgment is entered. If the Property is other than a one-to-four family residence that is owner-occupied at the commencement of a foreclosure, a farm, a church or a tax exempt charitable organization. Mortgagor agrees to the provisions of Section 846.103, Wis. Stats., and as the same may be amended or renumbered from time to time, permitting Lender, upon waiving the right to judgment for deficiency, to hold the foreclosure sale of real estate three months after a foreclosure judgment is entered.

   17. EXPENSES. To the extent not prohibited by law, Mortgagor shall pay all reasonable costs and expenses before and after judgment, including without limitation, attorneys' fees, fees and expenses for environmental assessments, inspections and audits, and fees and expenses for obtaining title evidence incurred by Lender in protecting or enforcing its rights under this Mortgage.

   18. SEVERABILITY. Invalidity or unenforceability of any provision of this Mortgage shall not affect the validity or enforceability of any other provision.

   19. SUCCESSORS AND ASSIGNS. The obligations of all Mortgagors are joint and several. This Mortgage benefits Lender, its successors and assigns, and binds Mortgagor(s) and their respective heirs, personal representatives, successors and assigns.

   20. ENTIRE AGREEMENT. This Mortgage is intended by the Mortgagor and
Lender as a final expression of this Mortgage and as a complete and exclusive statement of its terms, there being no conditions to the full effectiveness of this Mortgage. No partial evidence of any nature shall be used to supplement or modify any terms.

     CATEGORY = C                                               BRANCH = 001

           BUSINESS
      W.B.A.  451 (3/10/94)   F11221
Copyright Wisconsin Bankers Association 1994                 Boxes not checked
                                                             are inapplicable.
                                  BUSINESS NOTE
  (Use only for business purpose loans or consumer loans in excess of $25,000)


             ELLORA CORPORATION           APRIL 7, 1995       $1,000,000.00
- -------------------------------------  ------------------  -------------------
                  (MAKER)                    (DATE)

1. PROMISE TO PAY AND PAYMENT SCHEDULE. The undersigned ("Maker," whether one or more) promises to pay to the order of Bank One, Kenosha, NA ("Lender)
at 5522 - 6th AVENUE, KENOSHA, Wisconsin, the sum of $1,000,000.00:
[Check (a), (b), (c) or (d): only one shall apply.]
(a) / / SINGLE PAYMENT. In one payment on  n/a , plus interest payable as set forth below unless interest is shown on line 4 below.
(b) / / INSTALLMENTS OF PRINCIPAL AND INTEREST, in n/a equal payments of $ n/a due on n/a, and on / / the same day(s) of each n/a month thereafter
        / / every 7th day thereafter / / every 14th day thereafter, PLUS a final payment of the unpaid balance and accrued interest due on n/a, all subject to modification as set forth in 2(b) below, if applicable. All payments include principal and interest.
(c) / / INSTALLMENTS OF PRINCIPAL, in n/a equal payments of principal of $ n/a due on n/a, and on / / the same day(s) of each n/a month thereafter
        / / every 7th day thereafter / / every 14th day thereafter, PLUS a final payment of the unpaid principal due on n/a, PLUS interest payable as set forth below.
(d) /X/ OTHER. RATE WILL BE 9.50% FOR FIRST YEAR. BEGINNING APRIL 7, 1996
        RATE WILL BE PRIME +1% FIXED ANNUALLY. ANNUAL PRINCIPAL PAYMENT OF $100,000.00 ON SEPTEMBER 1ST. INTEREST WILL BE QUARTERLY BEGINNING
        JULY 31, 1995. THIS NOTE MATURES ON JANUARY 31, 1998.
2. INTEREST CALCULATION. If the amount of interest is not shown on line 4 below, this Note bears interest on the unpaid principal balance before maturity:
[Check (a) or (b) or complete line 4 below; only one shall apply.]
(a)/X/ FIXED RATE. At the rate of 9.500% per year.
(b)/ / VARIABLE RATE. At the annual rate which is equal to the following
       Index Rate, plus n/a percentage points ("Note Rate"), and the Note
       Rate shall be adjusted as provided below. The Index Rate is:
       / / The prime rate / / The reference rate / / The base rate adopted by
       / / Lender / / n/a
       n/a from time to time as its base or reference rate for interest rate determinations. The Index Rate may or may not be the lowest rate charged by Lender.
       / /   n/a

       The Initial Note Rate is n/a%. An adjustment in the Note Rate will result in an increase or decrease in (1) / / the amount of each payment of interest, (2) / / the amount of the final payment,
       (3) / / the number of scheduled periodic payments sufficient to repay this Note in substantially equal payments, (4) / / the amount of each remaining payment of principal and interest so that those remaining payments will be substantially equal and sufficient to repay this Note by its scheduled maturity date, (5) / / the amount of each remaining payment of principal and interest (other than the final payment) so that those remaining payments will be substantially equal and sufficient to repay this Note by its scheduled maturity date based on the original amortization schedule used by Lender, plus the final payment of principal and interest, or (6) / / n/a

       In addition, Lender is authorized to change the amount of periodic payments if and to the extent necessary to pay in full all accrued interest owing on this Note. The Maker agrees to pay any resulting payments or amounts. The Note Rate shall be adjusted only on the following change dates: / / the first day of each month / / each scheduled payment date / / as and when the Index Rate changes / / n/a

Interest is computed for the actual number of days principal is unpaid on the basis of /X/ a 360 day year / / a 365 day year.
INTEREST PAYMENT. Interest is payable on n/a, and on / / the same day of each n/a month thereafter, / / every 7th day thereafter, / / every 14th day thereafter, and at maturity, or, if box 1(b) is checked, at the times so indicated.
OTHER CHARGES. If any payment (other than the final payment) is not made on or before the 3 day after its due date, Lender may collect a delinquency charge of 3.00% of the unpaid amount. Unpaid principal and interest bear interest after maturity until paid (whether by acceleration or lapse of time) at the rate / / which would otherwise be applicable plus n/a percentage points /X/ of 9.500% per year, computed on the basis /X/ a 360 day year / / a 365 day year. Maker agrees to pay a charge of $15.00 for each check presented for payment under this Note which is returned unsatisfied.
RESIDENTIAL MORTGAGE. /X/ If checked here, this Note is NOT secured by a first lien mortgage or equivalent security interest on a one-to-four family dwelling used as a Maker's principal place of residence.
PREPAYMENT. Full or partial prepayment of this Note /X/ is permitted at any time without penalty / / $ n/a

- ----------------------------------------------------------------------------
                            VARIABLE RATE DISCLOSURES

If box 2(b) above is checked, this note contains a variable interest rate provision and these disclosures are applicable if this Note is secured by a first lien real estate mortgage or equivalent security interest on a one-to-four family dwelling used as Maker's principal place of residence. An increase or decrease of the Index Rate described above will cause a corresponding increase or decrease in the Rate of interest. The current Index Rate value is n/a%. The maker may prepay this Note in whole or in part at any time without penalty. Notice of any interest rate increase must be given to Maker.
- -----------------------------------------------------------------------------
           THIS NOTE INCLUDES ADDITIONAL PROVISIONS ON REVERSE SIDE.

                                 ELLORA CORPORATION
                                 ------------------------------------(SEAL)

                                 BY
                                 ------------------------------------(SEAL)
                                 J. STANLEY GILBERT     PRESIDENT

                                 ------------------------------------(SEAL)

                                 ------------------------------------(SEAL)

                                 12420 128TH ST
                                 ------------------------------------------

                                 KENOSHA, WI 53142
                                 ------------------------------------------
                                   (ADDRESS)                      (PHONE)

Applicable unless filed in (use for add-on loans only).
  Loan Proceeds                $   n/a
                               -----------
  Cr. Life Ins. Charge             n/a
                               -----------
  Cr. A & S Ins. Charge            n/a
                               -----------
Interest (Add-on)                  n/a
                               -----------
                                   n/a
                               -----------
Face Amount of Note            $   n/a
                               -----------

- ----------------------------------------------------------------------------
                      FOR LENDER CLERICAL USE ONLY
ID#184-1084493                                   1ST REM, GUARANTY & ALL OTHER
                                                COLLATERAL HELD BY BANK

If checked, insert applicable prepayment restrictions and penalties.

If credit life or accident and sickness insurance is requested, a WBA 450 may be required. If a consumer loan in excess of $25,000 is secured by real property or dwelling, Truth-In-Lending will be applicable. If this Note is secured by Maker's principal place of residence, secs. 136.052 and 138.056, Wis Stats., may apply.


                                                          BSK:lje (909) NEW
                                                          -----------------
                                                             LOAN OFFICER